===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       CROWN CASTLE INTERNATIONAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                        [CROWN CASTLE LOGO APPEARS HERE]

                    NOTICE OF ANNUAL MEETING of STOCKHOLDERS
                             Tuesday, May 25, 1999
                                   8:30 a.m.

                                   Omni Hotel
                                 Colonnade Room
                                   4 Riverway
                              Houston, Texas 77056

                                                                  April 28, 1999

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of Crown Castle International Corp. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . re-elect our three class I directors: Carl Ferenbach, Jeffrey H. Schutz and Robert F. McKenzie, each for a term of three years

  . ratify the appointment of KPMG LLP as our independent auditors for 1999

  . amend our 1995 Stock Option Plan to increase the shares of Common Stock subject to such plan from 18,000,000 to 28,000,000

  . vote on any other business properly before the meeting

Stockholders of record at the close of business on April 16, 1999, will be entitled to vote at the meeting or any adjournment of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THREE PROPOSALS.

Your vote is important. Whether you plan to attend the Annual Meeting or not, we encourage you to read this Proxy Statement. Further, to be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                        By Order of the Board of Directors,

                                        /s/ Kathy Glass Broussard
                                        Kathy Glass Broussard
                                        Corporate Secretary

                               Table of Contents

                                                                        Page
                                                                        ----
 I.    Information About Voting.......................................    3
 II.   Proposals To Be Voted On.......................................    5
         The Election of Directors....................................    5
         Ratification of Appointment of Independent Auditors..........    5
         Increase in Authorized Option Pool for 1995 Stock Option
         Plan.........................................................    6
 III.  Board of Directors.............................................    7
         Nominees for Director........................................    7
         Directors Continuing in Office...............................    9
 IV.   Information About the Board of Directors.......................   13
         Meetings.....................................................   13
         Committees...................................................   13
         Board Compensation and Relationships.........................   15
 V.    Stockholders Agreement.........................................   17
 VI.   1995 Stock Option Plan.........................................   19
 VII.  Security Ownership of CCIC.....................................   22
         Management Ownership.........................................   22
         Other Security Ownership.....................................   24
 VIII. Executive Compensation.........................................   26
         Summary Compensation Table...................................   26
         Option Grants in 1998........................................   27
         Aggregated Option Exercises in 1998 and Year-End Option
         Values.......................................................   28
         Termination and Change of Control Arrangements...............   29
         Report of the Compensation Committee on Executive
         Compensation.................................................   30
         Stockholder Return Performance Presentation..................   32
 IX.   Other Matters..................................................   33
         Section 16(a) Beneficial Ownership Reporting Compliance......   33
         Stockholders Proposals for 2000 Annual Meeting...............   34
         Expenses Relating to this Proxy Solicitation.................   34

I. Information About Voting

Solicitation of Proxies. The Board of Directors ("Board") of Crown Castle International Corp. ("CCIC") is soliciting proxies for use at the 1999 Annual Meeting of CCIC and any adjournments of that meeting. CCIC anticipates that this proxy statement, the accompanying form of proxy and the CCIC Annual Report for 1998 will be sent to its stockholders on or about April 28, 1999.

Agenda Items. The agenda for the Annual Meeting is to:

  1. Re-elect our three class I directors for three year terms

  2. Ratify the appointment of KPMG LLP as our independent auditors for 1999

  3. Amend our 1995 Stock Option Plan to increase the shares of common stock from 18,000,000 to 28,000,000

  4. Conduct other business properly before the Annual Meeting

Who can Vote. You can vote at the Annual Meeting if you are a holder of CCIC's common stock, par value of $0.01 per share ("Common Stock"), or CCIC's Class A common stock, par value of $.01 per share ("Class A Common Stock"), on the record date. The record date is the close of business on April 16, 1999. You will have one vote for each share of Common Stock and Class A Common Stock, except the holders of Class A Common Stock do not vote on the class I directors. As of April 16, 1999, there were 83,570,802 shares of Common Stock and 11,340,000 shares of Class A Common Stock outstanding and entitled to vote. The 15,597,783 shares of Common Stock held by the limited liability company for the joint venture between CCIC and Bell Atlantic Mobile are not entitled to vote or be counted for quorum purposes while held by the venture.

How to Vote. You may vote in two ways:

  . You can come to the Annual Meeting and cast your vote there.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the manner you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote all signed and returned proxies FOR the Board nominees for class I director and FOR Agenda items 2 and 3. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies in their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  . sending a written notice to the Secretary of CCIC

  . delivering a properly executed proxy dated after the proxy you want to revoke

  . attending the Annual Meeting and voting in person

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will exist as to the election of class I directors if the holders of at least a majority of the outstanding Common Stock entitled to vote either attend the Annual Meeting in person or are represented by proxy. A quorum will exist as to other matters if the holders of at least a majority of the outstanding Common Stock and Class A Common Stock entitled to vote either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

Vote Required for Action. Directors are elected by a plurality vote of shares of Common Stock present in person or by proxy at the meeting. Ratification of KPMG LLP as CCIC's independent auditors for 1999 and amendment of the 1995 Stock Option Plan require the affirmative vote of a majority of the shares of Common Stock and Class A Common Stock present in person or by proxy at the meeting. Generally, other actions require the affirmative vote of the majority of shares of Common Stock and Class A Common Stock present in person or by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

Stockholders Agreement. On August 21, 1998, we entered into the Stockholders Agreement (the "Stockholders Agreement") with certain of our stockholders to provide for certain rights and obligations of us and such stockholders, including rights and obligations relating to the election of directors. The Stockholders Agreement, as it relates to the election of directors, is discussed in Section V of this proxy statement.

II. Proposals To Be Voted On

1. The Election of Directors

CCIC has three classes of directors of as nearly equal size as possible plus the Class A Common Stock directors. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for class I directors expires at the 1999 Annual Meeting.

The nominees for class I directors this year are: Carl Ferenbach, Jeffrey H. Schutz and Robert F. McKenzie. Mr. Ferenbach is the nominee of the Berkshire Group, Mr. Schutz is the nominee of the Centennial Group and Mr. McKenzie is a general director.

J. Landis Martin, a director since 1995, retired from the Board on November 12, 1998. The Board thanks Mr. Martin for his counsel and service to CCIC. Edward
C. Hutcheson, Jr., a co-founder of CCIC and a director since its incorporation in 1994, retired from the Board February 24, 1999. The Board has recognized Mr. Hutcheson for his dedication and service to CCIC. Both Mr. Martin and Mr. Hutcheson were class III general directors with their terms expiring at the Annual Meeting in 2001. We are in the process of selecting nominees to replace Mr. Martin and Mr. Hutcheson, but none have been selected or nominated at this time. The replacements for Mr. Martin and Mr. Hutcheson will be determined by the Board (including the Nominating Committee) pursuant to the provisions of the Stockholders Agreement and bylaws.

The Board expects that all of the nominees for class I directors will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board to fill the vacancy, or the size of the Board may be reduced. Information about the nominees, the continuing directors and the Board is contained in the next section of this proxy statement.

The Board recommends a vote FOR the election of Carl Ferenbach, Jeffrey H. Schutz and Robert F. McKenzie as class I directors.

2. Ratification of Appointment of Independent Auditors

The Audit Committee of the Board has recommended that KPMG LLP continue to serve as CCIC's independent auditors for 1999. KPMG LLP has served as CCIC's independent auditors since 1995.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board recommends a vote FOR ratification of the appointment of KPMG LLP as independent auditors for the year 1999.

3. Increase in Authorized Option Pool for 1995 Stock Option Plan

Subject to stockholder approval, the Board has unanimously adopted a resolution amending CCIC's 1995 Stock Option Plan to increase the number of shares of Common Stock in the option pool from 18,000,000 to 28,000,000 shares. The Board submits that resolution, which follows, to the stockholders:

   "Resolved, that the Board of Directors has determined that it is advisable and in the best interest of the Corporation and its stockholders as a whole that the first sentence of Paragraph Three of the 1995 Stock Option Plan be amended and restated to read as follows:

   'Shares of stock ("Stock") covered by Options shall consist of 28,000,000 shares of the voting Common Stock, $.01 par value.' "

The proposed amendment would provide greater flexibility in managing the financial affairs of CCIC. It would make additional shares of Common Stock available for future employees, directors and consultants and existing employees, directors and consultants as a part of CCIC's incentive programs. Approval of the proposed amendment now will eliminate delays and expense in future transactions that otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Common Stock in the option pool. The issuance of Common Stock on other than a pro-rata basis to all stockholders including the issuance of Common Stock upon exercise of stock options could result in the dilution of a present stockholder's interest in CCIC.

The Board recommends a vote FOR the proposal to amend the 1995 Stock Option Plan to increase the number of shares of Common Stock in the option pool.

III. Board of Directors

Nominees for Director
Class I--For a Term Expiring in 2003

--------------------------------------------------------------------------------

                 Carl Ferenbach
                 Principal Occupation: Managing Director, Berkshire Partners
                 LLC

                 Age: 56

                 Director Since: 1995

[PHOTO OF CARL FERENBACH APPEARS HERE]

                 Carl Ferenbach was elected as the Chairman of the Board in April 1997. Since its founding in 1986, Mr. Ferenbach has been a Managing Director of Berkshire Partners LLC, a private equity investment firm that manages five investment funds with approximately $1.6 billion of capital. Mr. Ferenbach has also served as: a Managing Director of Berkshire Investors LLC ("Berkshire Investors") since its formation in 1996; a Managing Director of Third Berkshire Managers LLC ("Third Berkshire Managers"), the general partner of Third Berkshire Associates Limited Partnership ("Third Berkshire Associates"), the general partner of Berkshire Fund III, A Limited Partnership ("Berkshire Fund III"), since its formation in 1997 (and was previously an individual general partner of Berkshire Fund III since its formation in 1992); and a Managing Director of Fourth Berkshire Associates LLC ("Fourth Berkshire Associates") the general partner of Berkshire Fund IV, Limited Partnership ("Berkshire Fund IV") (Berkshire Fund IV, collectively with Berkshire Fund III and Berkshire Investors, the "Berkshire Group") since formation in 1996. In addition, Mr. Ferenbach currently serves on the Board of Directors of Wisconsin Central Transportation Corporation, Tranz Rail Limited, English, Welsh & Scottish Railway Limited, Australian Transport Network Limited and U.S. Can Corporation. Pursuant to the Stockholders Agreement, Mr. Ferenbach is the nominee of Berkshire Group for election as a director of CCIC.

--------------------------------------------------------------------------------

                 Jeffrey H. Schutz
                 Principal Occupation: General Partner, The Centennial Funds

                 Age: 47

                 Director Since: 1995

[PHOTO OF JEFFREY H. SCHUTZ APPEARS HERE]

                 Jeffrey H. Schutz was elected as a director of CCIC in 1995. Mr. Schutz has been a General Partner of Centennial Fund IV L.P. ("Centennial Fund IV") and Centennial Fund V L.P. ("Centennial Fund V"), each a venture capital investing fund, since 1994 and 1996, respectively. Mr. Schutz also serves on the Board of Directors of Preferred Networks, Inc. and several other private companies. Pursuant to the Stockholders Agreement, Mr. Schutz is the nominee of Centennial Fund IV, Centennial Fund V, Centennial Entrepreneurs Fund V, and their affiliates and partners (collectively, the "Centennial Group") for election as a director of CCIC.

--------------------------------------------------------------------------------
                 Robert F. McKenzie
                 Principal Occupation: Entrepreneur

                 Age: 55

                 Director Since: 1996

[PHOTO OF ROBERT F. McKENZIE APPEARS HERE]

                 Robert F. McKenzie was elected as a director of CCIC in 1995. From 1990 to 1994, Mr. McKenzie was the Chief Operating Officer and a director of OneComm, Inc., a mobile communications provider that he helped found in 1990. From 1980 to 1990, he held general management positions with
Northern Telecom, Inc. and was responsible for the marketing and support of its Meridian Telephone Systems and Distributed Communications networks to businesses throughout the Western United States. Mr. McKenzie also serves on the Board of Directors of Centennial Communications Corporation. Pursuant to the Stockholders Agreement, Mr. McKenzie is a general director of CCIC.

Directors Continuing in Office
Class II--Term Expiring in 2000

--------------------------------------------------------------------------------
                 Robert A. Crown
                 Principal Occupation: Chairman, Crown Communication Inc.

                 Age: 44

                 Director Since: 1997

[PHOTO OF ROBERT A. CROWN APPEARS HERE]

                 Robert A. Crown founded Crown Communications in 1980 and was President of Crown Communication Inc. from its inception until December 1998. Mr. Crown is Chairman of the Board of Crown Communication Inc. and was elected as a director of CCIC in August 1997. Mr. Crown has been responsible for the initial construction in Pittsburgh of the Cellular One system, as well as a substantial portion of the Bell Atlantic Mobile system in Pittsburgh. He also negotiated one of the first complete end-to-end build-outs for Nextel for the Pittsburgh MTA. Pursuant to the Stockholders Agreement, Mr. Crown is the nominee of himself, Barbara Crown, certain trusts established by them and their permitted transferees (collectively, the "Crown Group") for election as a director of CCIC.

--------------------------------------------------------------------------------
                 William A. Murphy, IV
                 Principal Occupation: Director Mergers & Acquisitions,
                 Salomon Smith Barney

                 Age: 31

                 Director Since: 1998

[PHOTO OF WILLIAM A. MURPHY, IV APPEARS HERE]

                 William A. Murphy has been a director of CCIC since August 1998. Mr. Murphy has been a Director of Mergers & Acquisitions at Salomon Smith Barney since 1997. From 1990 to 1997, Mr. Murphy held various positions in Mergers & Acquisitions with
Salomon Smith Barney. Pursuant to the Stockholders Agreement, Mr. Murphy is a general director of CCIC.

--------------------------------------------------------------------------------
                 David L. Ivy
                 Principal Occupation: President of CCIC

                 Age: 52

                 Director Since: 1997

[PHOTO OF DAVID L. IVY APPEARS HERE]

                 David L. Ivy has been the President of CCIC since August 1997, and was elected as a director of CCIC in June 1997. From October 1996 to August 1997, he served as Executive Vice President and Chief Financial Officer of CCIC. Since 1995, he has been the President of DLI, Inc., a real estate consulting company. From 1993 to 1995, Mr. Ivy was a senior executive with, and later the President and Chief Operating Officer of J. E. Robert Companies, where he managed a joint venture with Goldman, Sachs & Co. that was established to acquire distressed assets from financial institutions. From 1987 to 1993, Mr. Ivy served as Chairman of the Board of Directors of Interstate Realty Corporation. Pursuant to the Stockholders Agreement, Mr. Ivy is the nominee of the Chief Executive Officer of CCIC for election as a director of CCIC.

Directors Continuing in Office
Class III--Term Expiring in 2001

--------------------------------------------------------------------------------

                 Randall A. Hack
                 Principal Occupation: Member, Nassau Capital L.L.C.

                 Age: 51

                 Director Since: 1997

[PHOTO OF RANDALL A. HACK APPEARS HERE]

                 Randall A. Hack was elected as a director of the Company in February 1997. Since January 1995, Mr. Hack has been a member of Nassau Capital L.L.C., an investment management firm. From 1990 to 1994, he was the President and Chief Executive Officer of Princeton University Investment Company, which manages the endowment for Princeton University. Mr. Hack also serves on the Board of Directors of several private companies. Pursuant to the Stockholders Agreement, Mr. Hack is the nominee of Nassau Capital Partners II L.P., NAS Partners L.L.C., their affiliates and their respective partners (collectively, the "Nassau Group") for election as a director of CCIC.

--------------------------------------------------------------------------------

                 Ted B. Miller, Jr.
                 Principal Occupation: Vice Chairman and Chief Executive Officer of CCIC

                 Age: 47

                 Director Since: 1995

[PHOTO OF TED B. MILLER, JR. APPEARS HERE]

                 Ted B. Miller, Jr. has been the Chief Executive Officer since November 1996, Vice Chairman of the Board since August 1997 and a director of CCIC since 1995. Mr. Miller co-founded CCIC in 1994. He was the President of CCIC from November 1996 to
August 1997. Mr. Miller has been the Managing Director and Chief Executive Officer of Castle Transmission Services (Holdings) Ltd ("CTSH"), a subsidiary of CCIC, since February 1997 and has served as Chairman of the Board of Directors of CTSH since August 1998. In 1986, Mr. Miller founded Interstate Realty Corporation ("Interstate"), a real estate development and consulting company, and has been its President and Chief Executive Officer since inception. Pursuant to the Stockholders Agreement, Mr. Miller is the nominee of himself and his permitted transferees (collectively, the "Miller Group") for election as a director of CCIC.

Directors Continuing in Office
Class A Common Stock

--------------------------------------------------------------------------------

                 Michel Azibert
                 Principal Occupation: Chief Executive Officer, TeleDiffusion de France International S.A. ("TdF")

                 Age: 43

                 Director Since: 1998

[PHOTO OF MICHEL AZIBERT APPEARS HERE]

                 Michel Azibert has been a director of CCIC since August 1998. Mr. Azibert has been International Director of France Telecom since 1989 and Chief Executive Officer of TdF since 1994. Mr. Azibert took an active role in the preparation of the Media
Law enacted in France in 1986. Mr. Azibert is nominated as one of the two directors to be elected by the holders of the Class A Common Stock.

--------------------------------------------------------------------------------

                 Bruno Chetaille
                 Principal Occupation: Chairman and Chief Executive Officer, TeleDiffusion de France S.A.

                 Age: 44

                 Director Since: 1998

[PHOTO OF BRUNO CHETAILLE APPEARS HERE]

                 Bruno Chetaille has been a director of CCIC since August 1998. Mr. Chetaille has been Chairman and Chief Executive Officer of TeleDiffusion de France S.A. since 1992. Prior to 1992, Mr. Chetaille was a technical advisor to the President of the
French Republic for four years. Mr. Chetaille is nominated as one of the two directors to be elected by the holders of the Class A Common Stock.

IV. Information About the Board of Directors

Meetings

During 1998, the Board held 6 regular meetings and 12 special meetings. All incumbent directors attended all of the total number of meetings of the Board and all committees on which they served, except for Mr. Chetaille who attended 83% of the regular and special meetings and Mr. Crown and Mr. Schutz who attended 92% of the special meetings.

Committees

The Board has four standing committees: a Finance and Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Corporate Governance Committee. At least one Class A Common Stock director (a TdF Group Director) will be on the Executive Committee and the Nominating and Corporate Governance Committee so long as TdF is qualified (holds 5% or more of the CCIC Common Stock determined on a converted basis for Castle Transmission Services (Holdings) Ltd. stock. Mr. Azibert is currently the TdF Group director on such committees. Pursuant to the Stockholders Agreement, the Chief Executive Officer of CCIC is on the Nominating and Corporate Governance Committee.

 . Finance and Audit Committee

Duties:

  . reviews CCIC's audit policies

  . oversees the engagement of independent auditors

  . develops financing strategies and helps identify outside persons to implement these strategies

Members: Mr. Hack (Chair), Mr. McKenzie and Mr. Murphy--all outside directors

Number of Meetings in 1998: 1

 . Compensation Committee

Duties:

  . establishes salaries, incentives and other forms of compensation for executive officers

  . administers incentive compensation and benefit plans provided for employees

Members: Mr. Schutz (Chair), Mr. Ferenbach and Mr. McKenzie--all outside directors

Number of Meetings in 1998: 2

 . Executive Committee

Duties:

Acts in lieu of the full Board in emergencies or in cases where immediate and necessary action is required and the full Board cannot be readily assembled.

Members: Mr. Ferenbach (Chair), Mr. Miller, Mr. Schutz, Mr. Hack, Mr. Crown and Mr. Azibert--all outside directors except Mr. Miller and Mr. Crown.

Number of Meetings in 1998: 6

 . Nominating and Corporate Governance Committee

Duties:

  . nominates new Board members

  . responsible for annual review of Board performance

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent to the Corporate Secretary at the address appearing on the notice of Annual Meeting in a timely manner (see Section IX--Stockholder Proposals for 2000 Annual Meeting.) All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Committee.

Members: Mr. McKenzie (Chair), Mr. Ferenbach, Mr. Miller and Mr. Azibert--all outside directors except Mr. Miller.

Number of Meetings in 1998: 0

Board Compensation and Relationships

 . Compensation Plan. Effective July 10, 1998, the Board adopted a compensation arrangement for non-management directors of CCIC.

 . Retainer and Fees. Each non-management director of CCIC receives an annual retainer of $15,000 paid quarterly and reimbursement of reasonable incidental expenses.

 . Options. At the first Board meeting of each year, CCIC grants each non-management director an option to purchase 5,000 shares of Common Stock pursuant to the 1995 Stock Option Plan. The exercise price equals the fair market value of the shares at the date of grant. The options will have a 10-year life and are exercisable on the date of grant. In 1998, CCIC granted each non-management director an option to purchase 5,000 shares at a price of $20.0375 per share.

 . Other Compensation. Management directors receive no additional compensation for their service as directors. No other remuneration is paid to directors. Non-management directors do not participate in CCIC's employee benefit plans other than the 1995 Stock Option Plan.

 . Certain Relationships and Related Transactions. Mr. Murphy is a Director of
  Mergers and Acquisitions for Salomon Smith Barney who was selected by the Board to act as joint book-running manager for CCIC's equity and debt offering pursuant to its Registration Statement filed March 16, 1999.

 . Crown Agreement. We have entered into a memorandum of understanding and a related services agreement with Mr. Crown. Under the services agreement, Mr. Crown has agreed to continue to serve in a consulting capacity to (and as Chairman of) Crown Communication Inc. for a two-year period expiring on December 9, 2000, and we have agreed, for such two-year period, to pay Mr. Crown cash compensation of $300,000 annually, along with certain executive perquisites. At the end of such two-year period, we will pay Mr. Crown a severance benefit of $300,000. At the time of entering into the memorandum of understanding, we also agreed (i) to vest all of Mr. Crown's existing stock options, (ii) to immediately grant Mr. Crown options to purchase 50,000 shares of Common Stock at $7.50 per share and (iii) upon closing of the initial public offering, to grant Mr. Crown options to purchase 625,000 shares of Common Stock at the price to the public in the initial public offering ($13.00 per share). All of the options have been granted.

V. Stockholders Agreement

On August 21, 1998, we entered into the Stockholders Agreement pursuant to (i) the exchange of Common Stock and Class A Common Stock for stock of Castle Transmission Services (Holdings) Ltd. held by stockholders other than TdF and us and (ii) the initial public offering of Common Stock. As of August 21, 1998, stockholders which were parties to the Stockholders Agreement held 66,003,327 shares of Common Stock and 11,340,000 shares of the Class A Common Stock (or approximately 80% of the outstanding stock). As of the record date the stockholders which are parties to the Stockholders Agreement hold 65,976,127 shares of Common Stock and 11,340,000 shares of the Class A Common Stock (or approximately 67% of the outstanding common stock).

Pursuant to the Stockholders Agreement, directors are designated and nominated as follows:

  . So long as the TdF Group holds at least 5% of our Common Stock, TdF will have the right to nominate one director and will generally have the right to nominate two directors. The current TdF Group directors are Mr. Azibert and Mr. Chetaille, who also are the Class A Common Stock directors.
  . So long as the Crown Group has beneficial ownership of at least 555,555 shares of Common Stock, they will have the right to nominate one director. The current Crown Group director is Mr. Crown.
  . So long as the Miller Group maintains an ownership interest, they will have the right to nominate one director. The current Miller Group director is Mr. Miller.
  . Our Chief Executive Officer will have the right to nominate one director.
    The current Chief Executive Officer director is Mr. Ivy.
  . So long as the ownership interest of Centennial Group is at least 5%, they will have the right to nominate one director. The current Centennial Group director is Mr. Schutz.
  . So long as the ownership interest of the Berkshire Group is at least 5%, they will have the right to elect one director. The current director of the Berkshire Group is Mr. Ferenbach.
  . So long as the ownership of the Nassau Group is not less than the ownership interest of the Nassau Group immediately following the initial public offering, the Nassau Group will have the right to elect one director. The current Nassau Group director is Mr. Hack.

  . All other directors ("general directors") will be nominated in accordance with our certificate of incorporation and bylaws. The general directors were originally Mr. Martin, Mr. Hutcheson, Mr. McKenzie and Mr. Murphy. The current general directors are Mr. McKenzie and Mr. Murphy. We are in the process of selecting qualified nominees to replace Mr. Martin and Mr. Hutcheson who have resigned as directors. Mr. Martin and Mr. Hutcheson were class III directors with terms expiring in 2001. The replacements for Mr. Martin and Mr. Hutcheson will be determined by the Board and Nominating Committee pursuant to the Stockholders Agreement.

We will use our best efforts to solicit from our stockholders eligible to vote in the election of directors proxies in favor of the nominees selected in accordance with the provisions of the Stockholders Agreement (including the inclusion of each director nominee in the management's slate of nominees). Each stockholder which is a party to the Stockholders Agreement will vote its shares in favor of the election of the persons nominated pursuant to the Stockholders Agreement and against the election of any other person nominated to be a director. The stockholders which are parties to the Stockholders Agreement include the TdF Group, the Berkshire Group, the Centennial Group, the Crown Group, the Candover Group, the Nassau Group, Mr. Miller, Fay Richwhite Communications Limited, PNC Venture Corp., American Home Assurance Company, New York Life Insurance Company, The Northwestern Mutual Life Insurance Company, Harvard Private Capital Holdings, Inc and Prime VIII, L.P. The Candover Group includes Candover Investments plc, Candover Partners Limited and Candover (Trustees) Limited.

VI. 1995 Stock Option Plan

The purpose of the 1995 Stock Option Plan ("Plan") is to advance our interests by providing additional incentives which help us to attract, retain and motivate employees, directors and consultants. The description set forth below summarizes the general terms of the Plan and the options granted pursuant to the Plan.

Under the Plan, we can grant options to purchase up to 18,000,000 shares of Common Stock. The proposal is to increase the number of shares of Common Stock available pursuant to the Plan to 28,000,000. Options granted under the Plan may either be incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or nonqualified stock options. The price at which a share of Common Stock may be purchased upon exercise of an option granted under the Plan will be determined by the Board and, in the case of nonqualified stock options, may be less than the fair market value of the Common Stock on the date that the option is granted. The exercise price may be paid:

  . in cash,

  . in shares of Common Stock (valued at fair market value at the date of exercise),

  . in option rights (valued at the excess of the fair market value of the Common Stock at the date of exercise over the exercise price) or

  . by a combination of such means of payment, as may be determined by the Board

Our employees, directors and consultants and employees, directors and consultants of our subsidiaries and affiliates are eligible to receive options under the Plan; however, only certain employees are eligible to receive ISOs. The Plan is administered by the Board which is authorized to interpret and construe the Plan. Subject to the terms of the Plan, the Board is authorized to:

  . select the recipients of options from among those eligible,

  . to establish the number of shares that may be issued under each option and

  . take any actions specifically contemplated or necessary or advisable for the administration of the Plan.

No options may be granted under the Plan after July 31, 2005, which is ten years from the date the Plan was originally adopted and approved by the Board and our stockholders. The Plan will remain in effect until all options granted under the Plan have been exercised or expired. The Board, in its discretion, may terminate the Plan at any time relating to any shares of Common Stock for which options have not been granted. The Plan may be amended by the Board without the consent of our stockholders, except as to:

  . a material increase in benefits,

  . an increase in the number of shares that may be subject to options under the Plan or

  . a change in the class of individuals eligible to receive options under the Plan.

However, no change in any option previously granted under the Plan may be made which would impair the rights of the holder of such option without the approval of the holder.

Under the Plan, options are exercisable during the period specified in each option agreement or certificate; except that no option is exercisable later than ten years from the date the option is granted. Options generally have been exercisable over a period of ten years from the grant date and vest in equal installments over a four or five year period. A change in control generally accelerates the vesting of options granted to employees and some of the options vest upon the achievement of specific business goals or objectives. An option generally must be exercised within 12 months of the holder's death, or within three months of the holder ceasing to be involved as our employee, director or consultant or for any other reason; however, these periods can be extended by decision of the Board (except in the case of an ISO). Shares of Common Stock subject to forfeited or terminated options again become available for option awards. The Board may, subject to certain restrictions in the Plan (and, in the case of an ISO, in Section 422 of the Code), extend or accelerate the vesting or exercisability of an option or waive restrictions in an option agreement or certificate.

The Plan provides that the total number of shares covered by the Plan, the number of shares covered by each option, and the exercise price per share under each option will be proportionately adjusted in the event of a recapitalization, stock split, dividend, or a similar transaction.

The grant of an option will not constitute realized taxable income to the grantee. Upon exercise of a nonqualified option, the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price paid. The tax basis in any shares of Common Stock received upon exercise of such option will be equal to the fair market value of the shares on the exercise date if the exercise price is paid in cash. We will generally have a deduction in the same amount as the amount realized as income by the holder. We have the right to deduct and withhold applicable taxes relating to taxable income realized by the holder upon exercise of a nonqualified option and may withhold cash, shares or any combination in order to satisfy or secure its withholding tax obligation. An ISO is not subject to taxation as income to the employee at the date of grant or exercise and we do not get a business deduction for an ISO; provided, the stock is not sold within two years after the ISO was granted and one year after the ISO was exercised. The ISO is effectively taxed at capital gain rates upon the sale of the stock by the employee. However, if the stock acquired upon exercise of an ISO is sold within two years of the

ISO grant date or within one year of the exercise date, then it is taxed in the same manner as a nonqualified option. Upon the exercise of an ISO, the difference between the value of the stock and the exercise price is recognized as a preference item for alternative minimum tax purposes.

As of December 31, 1998, options to purchase a total of 13,082,220 shares of Common Stock have been granted. Options for 572,825 shares of Common Stock have been exercised, options for 282,750 shares have been forfeited and options for 12,226,645 shares remain outstanding. The following table sets forth the exercise price and number of outstanding options as well as the number of those options which are vested and exercisable as of December 31, 1998:

                                            Exercise   Amount     Amount Vested
                                             Price   Outstanding and Exercisable
                                            -------- ----------- ---------------
                                             $0.40      345,000       345,000(a)
                                              1.20       43,750        43,750
                                              1.60       50,000        50,000
                                              2.40      175,000       175,000
                                              3.09        5,385            --
                                              4.03        5,385            --
                                              4.20    1,630,625     1,463,625
                                              4.76       23,135        23,135
                                              5.24        5,385            --
                                              5.97       28,000            --
                                              6.00      107,200       107,200
                                              7.50    5,633,030     2,805,630
                                              7.77       28,000            --
                                             10.08       28,000            --
                                             11.31       75,000            --
                                             11.50       75,000            --
                                             11.94      125,000            --
                                             12.50      253,750       128,750
                                             13.00    3,590,000        90,000
                                             -----   ----------     ---------
      Total................................    N/A   12,226,645     5,232,090
                                                     ==========     =========

---------
(a) Represents options held by Mr. Miller.

The options granted include ISOs for 627,750 shares with an exercise price of $7.50 per share. As of December 31, 1998, ISOs for 81,250 shares have been forfeited and none of the outstanding ISOs are vested or exercisable.

VII. Security Ownership of CCIC

Management Ownership

The table below shows the beneficial ownership as of March 31, 1999 of our capital stock by each of the directors and executive officers of CCIC and all directors and executive officers as a group. This table also gives effect to shares that may be acquired pursuant to options, warrants or convertible stock within 60 days from March 31, 1999.

                                               Shares
                                         Beneficially Owned
                                         ------------------
 Executive Officers and    Title of
      Directors(a)          Class          Number   Percent
 ----------------------  ------------    ---------- -------
Ted B. Miller, Jr....... Common Stock(b)  4,020,010   3.9
David L. Ivy............ Common Stock(c)  1,432,695   1.4
Charles C. Green, III... Common Stock(d)    712,695     *
John L. Gwyn............ Common Stock(e)    233,291     *
Alan Rees(f)............ Common Stock(g)    215,673     *
Robert A. Crown(h)...... Common Stock(i)  5,794,888   5.8
Michel Azibert(j)....... Common Stock(k)     60,000     *
Bruno Chetaille(l)...... Common Stock(m)     10,000     *
Carl Ferenbach(n)....... Common Stock(o) 20,740,805  20.9
Randall A. Hack(p)...... Common Stock(q)  5,085,080   5.1
Robert F. McKenzie(r)... Common Stock(s)    202,500     *
William A. Murphy(t).... Common Stock(u)     10,000     *
Jeffrey H. Schutz(v).... Common Stock(w)  9,842,040   9.9
Directors and Executive
 Officers as a group
 (13 persons total)..... Common Stock(x) 48,359,677  46.1

---------
 * Less than 1%
(a) Except as otherwise indicated, the address of each person in this table is c/o Crown Castle International Corp., 510 Bering Drive, Suite 500, Houston, TX 77057.
(b) Includes options for 2,951,908 shares of Common Stock. A trust for the benefit of Mr. Miller's children holds 99,995 shares of Common Stock.
(c) Includes options for 1,312,695 shares of Common Stock.
(d) Represents options for 712,695 shares of Common Stock.
(e) Includes options for 230,791 shares of Common Stock.
(f) Mr. Rees is the Chief Operating Officer of Castle Transmission Services (Holdings) Ltd. and his principal business address is c/o Castle Transmission International Ltd., Warwick Technology Park, Heathcote Lane, Warwick CV346TN, United Kingdom.
(g) Includes options for 145,673 shares of Common Stock.
(h) Mr. Crown's principal business address is c/o Crown Communication Inc., 375 Southpointe Blvd., Canonsburg, PA 15317.
(i) Includes 2,063,091 shares of Common Stock owned by Mr. Crown, 1,873,091 shares of Common Stock owned by his spouse, over which she has sole voting and dispositive power, 125,000 shares of Common Stock that are jointly owned, 791,909 shares of Common Stock owned by a grantor retained annuity trust for Mr. Crown, 791,909 shares of Common Stock owned by a grantor retained annuity trust for Ms. Crown and options for 149,888 shares of Common Stock.
(j) Mr. Azibert's principal business address is c/o TeleDiffusion de France International S.A., 10 Rue d'Oradour sur Glane, 75732 Paris 15 France.
(k) Includes options for 10,000 shares of Common Stock.
(l) Mr. Chetaille's principal business address is c/o TeleDiffusion de France S.A., 10 Rue d'Oradour sur Glane, 75732 Paris 15 France.
(m) Represents options for 10,000 shares of Common Stock.
(n) Mr. Ferenbach's principal business address is c/o Berkshire Partners LLC, One Boston Place, Suite 3300, Boston, MA 02108.
(o) Represents options for 30,000 shares of Common Stock and 20,710,805 shares of Common Stock beneficially owned by members of the Berkshire Group. Mr. Ferenbach disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(p) Mr. Hack's principal business address is c/o Nassau Capital LLC, 22 Chambers St., Princeton, NJ 08542.
(q) Represents options for 30,000 shares of Common Stock and 5,055,080 shares of Common Stock beneficially owned by members of the Nassau Group. Mr.
    Hack disclaims beneficial ownership of such shares.
(r) Mr. McKenzie's principal business address is P. O. Box 1133, 1496 Bruce Creek Road, Eagle, CO 81631.
(s) Includes options for 109,375 shares of Common Stock.
(t) Mr. Murphy's principal business address is c/o Salomon Smith Barney, Victoria Plaza, 111 Buckingham Palace Road, London, England.
(u) Represents options for 10,000 shares of Common Stock.
(v) Mr. Schutz's principal business address is c/o The Centennial Funds, 1428 Fifteenth Street, Denver, CO 80202-1318. Mr. Schutz is a general partner of each of Centennial Holdings IV (which is the general partner of Centennial Fund IV) and Centennial Holdings V (which is the general partner of Centennial Fund V and Centennial Entrepreneurs Fund). However, neither Mr. Schutz nor any other general partner of either Holdings IV or Holdings V, acting alone, has voting or investment power of those securities directly beneficially held by Centennial Fund IV, Centennial Fund V and Centennial Entrepreneurs Fund, and, as a result, Mr. Schutz disclaims beneficial ownership of the Company's securities directly beneficially owned by such funds, except to the extent of his pecuniary interest therein.
(w) Represents options for 30,000 shares of Common Stock and 9,812,040 shares of Common Stock beneficially owned by members of the Centennial Group. Mr. Schutz disclaims beneficial ownership of such shares.
(x) Includes options for 5,733,025 shares of Common Stock and warrants for 120,000 shares of Common Stock.

Other Security Ownership

The following is a tabulation as of March 31, 1999 of those stockholders of CCIC who own beneficially in excess of 5% of CCIC's Common Stock.

                                                                  Shares
                                                            Beneficially Owned
                                                            ------------------
           Beneficial Owner               Title of Class      Number   Percent
           ----------------            -------------------- ---------- -------
Berkshire(a)
Berkshire Fund III, A Limited
 Partnership.......................... Common Stock(b)       6,095,450    6.1

Berkshire Fund IV, Limited
 Partnership.......................... Common Stock(c)      12,996,055   13.1

Berkshire Investors, LLC.............. Common Stock(d)       1,619,300    1.6

Candover(e)
Candover Investments, plc............. Common Stock          2,329,318    2.3

Candover (Trustees) Limited........... Common Stock            208,317      *

Candover Partners Limited............. Common Stock          8,792,565    8.9

Centennial(f)
Centennial Fund IV, L.P.(g)........... Common Stock          5,965,340    6.0

Centennial Fund V, L.P.(h)............ Common Stock          3,731,285    3.8

Centennial Entrepreneurs Fund V,
 L.P.(i).............................. Common Stock            115,415      *

Crown Atlantic Holding Company
 LLC(j)............................... Common Stock         15,597,783   15.7

Nassau (k)
Nassau Capital Partners II, L.P....... Common Stock(l)       5,023,825    5.1

NAS Partners I, L.L.C. ............... Common Stock(m)          31,255      *

Digital Future Investments B.V. (n)... Class A Common Stock 11,340,000  100.0

---------
 * Less than 1%
(a) Berkshire Group has approximately 20.8% of the total voting power of Common Stock. The principal business address of the Berkshire Group is c/o Berkshire Partners LLC, One Boston Place, Suite 3300, Boston, MA 02108.
(b) Includes warrants for 35,935 shares of Common Stock.
(c) Includes warrants for 29,255 shares of Common Stock.
(d) Includes warrants for 4,810 shares of Common Stock.
(e) Candover Group has approximately 11.2% of the total voting power of Common Stock. G. Douglas Fairservice is a Director of each entity in the Candover Group. The principal business address of Candover Partners is 20 Old Bailey, London EC4M 7LM, United Kingdom.
(f) Centennial Fund IV, Centennial Fund V and Centennial Entrepreneurs Fund collectively have approximately 9.8% of the total voting power of Common Stock.

(g) Holdings IV is the sole general partner of Centennial Fund IV, and, accordingly, Holdings IV may be deemed to control Centennial Fund IV and possess indirect beneficial ownership of our securities directly beneficially held by Fund IV. The principal business address of Centennial Fund IV and Holdings IV is 1428 Fifteenth Street, Denver, Colorado 80202-1318.
(h) Holdings V is the sole general partner of Centennial Fund V, and, accordingly, Holdings V may be deemed to control Centennial Fund V and possess indirect beneficial ownership of our securities directly beneficially held by Centennial Fund V. The principal business address of Centennial Fund V and Holdings V is 1428 Fifteenth Street, Denver, Colorado 80202-1318.
(i) Holdings V is the sole general partner of Centennial Entrepreneurs Fund V, and, accordingly, may be deemed to control Centennial Entrepreneurs Fund V and possess indirect beneficial ownership of our securities directly beneficially held by Centennial Entrepreneurs Fund V. The principal business address of Centennial Entrepreneurs Fund V is 1428 Fifteenth Street, Denver, Colorado 80202-1318.
(j) Crown Atlantic Holding Company LLC is a joint venture 61.5% owned by our subsidiary, CCA Investment Corp. and 38.5% owned by Bell Atlantic Mobile and certain of its affiliates. The principal business address of Crown Atlantic Holding Company LLC is 375 Southpointe Blvd., Canonsburg, PA 15317. The Common Stock held by Crown Atlantic Holding Company LLC can not be voted and are not counted for quorum purposes pursuant to Delaware law so long as it is held by the venture.
(k) Nassau Group has approximately 5.1% of the total voting power of Common Stock. The principal business address of Nassau Capital Partners II, L.P. is 22 Chambers Street, Princeton, NJ 08542.
(l) Includes warrants for 49,690 shares of Common Stock.
(m) Includes warrants for 310 shares of Common Stock.
(n) Digital Future Investments B.V. is an affiliate of TeleDiffusion de France International S.A. TdF will retain ownership of 20% of the shares of capital stock of CTSH. Pursuant to the share exchange agreement and subject to certain conditions, TdF has the right to exchange its shares of capital stock of CTSH for 17,443,500 shares of our Class A Common Stock (which is convertible into 17,443,500 shares of Common Stock). DFI currently has approximately 10% of the total voting power of Common Stock. Combined, TdF and DFI would have approximately 22% of the voting power of Common Stock. The principal business address of DFI is c/o TeleDiffusion de France International S.A., 10 Rue d'Oradour sur Glane, 75732 Paris 15 France.

VIII. Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation paid by or incurred on behalf of CCIC to its Chief Executive Officer and the next four most highly paid executive officers for 1996, 1997 and 1998.

                                                        Number of
                                                        Securities
   Name and Principal                                   Underlying      All Other
        Position          Year Salary ($)   Bonus ($) Options (#)(a) Compensation ($)
   ------------------     ---- ----------   --------- -------------- ----------------
Ted B. Miller, Jr.......  1998  $325,000    $300,000    3,013,000        $    --
Chief Executive Officer   1997   281,575     626,250      625,000             --
 and Vice Chairman        1996   152,600      75,000           --             --
 of the Board

David L. Ivy............  1998  $225,000    $150,000    1,455,000        $    --
President and Director    1997   200,000     300,000      250,000             --
                          1996    37,500(b)       --      175,000         35,000(c)

Charles C. Green III....  1998  $235,000    $ 56,250      940,000        $    --
Executive Vice President  1997    75,000(d)       --      250,000             --
 and Chief Financial      1996        --          --           --             --
 Officer

John L. Gwyn............  1998  $185,000    $131,250      250,000        $    --
Executive Vice President  1997   160,424(e)       --      225,000             --
                          1996        --          --           --             --

Alan Rees...............  1998  $225,722    $     --      756,800             --
Chief Operating Officer   1997   225,722(f)   84,646           --             --
 and Director of CTSH     1996        --          --           --             --

---------
(a) All awards are for options to purchase the number of shares of Common Stock indicated.
(b) Mr. Ivy began working for CCIC on October 1, 1996, at an annual salary of $150,000.
(c) Mr. Ivy worked as a consultant to CCIC from May 1996 to September 1996 before joining CCIC as an employee in October 1996.
(d) Mr. Green began working for CCIC on September 1, 1997, at an annual salary of $225,000.
(e) Mr. Gwyn began working for CCIC on February 3, 1997, at an annual salary of $175,000.
(f) Mr. Rees began working for CTSH on February 28, 1997 at an annual salary of $225,722.

Option Grants in 1998


                                      Individual Grants                Potential Realizable
                         --------------------------------------------    Value at Assumed
                          Number of   % of Total                      Annual Rates of Stock
                         Securities    Options    Exercise            Price Appreciation for
                         Underlying   Granted to  or Base                 Option Term(a)
                           Options   Employees in  Price   Expiration ----------------------
          Name           Granted (#) Fiscal Year   ($/Sh)     Date      5% ($)     10% ($)
          ----           ----------- ------------ -------- ---------- ---------- -----------
Ted B Miller, Jr........    700,000      5.2%      $ 2.31   1/23/08   $1,016,923 $ 2,577,082
                            328,000      2.4         7.50   1/28/08    1,547,081   3,920,606
                            210,000      1.6         5.78   4/23/08      763,352   1,934,485
                            140,000      1.0         2.31   4/23/08      203,385     515,416
                          1,035,000      7.7        13.00   7/01/08    8,461,777  21,443,805
                            600,000      4.5         7.50   7/01/08    2,830,026   7,171,841

David L. Ivy............    280,000      2.1%      $ 2.31   1/23/08   $  406,769 $ 1,030,833
                            225,000      1.7         7.50   1/28/08    1,061,260   2,689,440
                             70,000      0.5         2.31   4/24/08      101,692     257,708
                            545,000      4.1        13.00   7/01/08    4,455,718  11,291,665
                            335,000      2.5         7.50   7/01/08    1,580,098   4,004,278

Charles C. Green, III...     75,000      0.6%      $ 7.50   1/28/08   $  353,753 $   896,480
                            350,000      2.6         7.50   7/01/08    1,650,848   4,183,574
                            515,000      3.8        13.00   7/01/08    4,210,450  10,670,106

John L. Gwyn............     40,000      0.3%      $ 7.50   1/28/08   $  188,668 $   478,123
                            175,000      1.3        13.00   7/01/08    1,430,735   3,625,764
                             35,000      0.3         7.50   7/01/08      165,085     418,357

Alan Rees...............    116,666      0.9%      $ 2.31   1/30/08   $  169,486 $   429,511
                            116,666      0.9         3.00   1/30/08      220,112     557,807
                            116,667      0.9         3.90   1/30/08      286,148     725,155
                             66,801      0.5         0.00   5/19/08      251,355     400,241
                             90,000      0.7         7.50   7/01/08      424,504   1,075,776
                            250,000      1.9        13.00   7/01/08    2,043,908   5,179,663

---------
(a) The potential realizable value assumes a per-share market price at the time of the grant to be approximately equal to the exercise price with an assumed rate of appreciation of 5% and 10%, respectively, compounded annually for 10 years.

Aggregated Option Exercises in Last Fiscal Year And Year-End Option Values

The following table details the December 31, 1998 year end estimated value of each named executive officer's unexercised stock options. All unexercised options are to purchase the number of shares of Common Stock indicated.

                                                   Number of Securities     Value of
                                                        Underlying         Unexercised
                                                   Unexercised Options    In-the-Money
                                                            at             Options at
                            Shares                     Year-End (#)       Year-End ($)
                         Acquired on     Value       Exercisable (E)/   Exercisable (E)/
          Name           Exercise (#) Realized ($) Unexercisable (U)(a) Unexercisable (U)
          ----           ------------ ------------ -------------------- -----------------
Ted B. Miller, Jr.......      --           --           2,848,000(E)       $36,644,800(E)
                                                        1,135,000(U)         5,231,875(U)
David L. Ivy............      --           --           1,260,000(E)        15,661,500(E)
                                                          620,000(U)         2,970,000(U)
Charles C. Green, III...      --           --             675,000(E)         7,321,875(E)
                                                          515,000(U)         2,124,375(U)
John L. Gwyn............      --           --             130,000(E)         1,564,750(E)
                                                          345,000(U)         2,787,125(U)
Alan Rees...............      --           --             118,308(E)         1,351,025(E)
                                                          638,492(U)         6,609,678(U)

---------
(a) The estimated value of exercised in-the-money stock options held at the end of 1998 assumes a per-share fair market value of $17.125 and per-share exercise prices ranging from $-0- to $13.00 as applicable.

Termination and Change of Control Arrangements

 . Severance Agreements. Under severance agreements entered into with executive officers, CCIC is required to provide severance benefits to these executive officers if they are terminated without cause (as defined in the severance agreements) or they terminate with good reason (as defined in the severance agreements) (collectively, a "qualifying termination"). The severance agreements provide for enhanced severance benefits if the executive officers incur a qualifying termination within the two-year period following a change in control (as defined in the severance agreements). Upon a qualifying termination that does not occur during the change in control period, an eligible executive officer is entitled to:

  (1) a lump sum payment equal to two times the sum of his base salary and annual bonus,

  (2) continued coverage under specified welfare benefit programs for two years and

  (3) immediate vesting of any outstanding options and restricted stock awards.

 Upon a qualifying termination during the change in control period, an eligible executive officer is entitled to:

  (1) receive a lump sum payment equal to three times the sum of his base salary and annual bonus,

  (2) continued coverage under specified welfare benefit programs for three years and

  (3) immediate vesting of any outstanding options and restricted stock awards.

 . Stock Options. All unvested stock options granted to executive officers vest upon a change in control. The accelerated vesting provisions relating to a change in control are contained in the individual stock option agreements.

Report of the Compensation Committee on Executive Compensation

 . Goals. CCIC's executive officer compensation program is designed to align total executive officer compensation with stockholder interests. The program:

  . attracts, incents and rewards executive officers for sound business management and improvement in stockholder value.

  . balances its components so that the accomplishment of short- and long-term operating and strategic objectives are encouraged and recognized.

  . requires achieving objectives within a "high-performance" team environment.

  . attracts, motivates and retains executive officers necessary for the long-term success of CCIC.

 . Compensation Program. CCIC's compensation program is designed to attract and retain skilled individuals who are seasoned industry professionals. CCIC is competing against well-funded and established telecommunications companies for its talent. Published studies show that over 95% of major U.S. corporations pay bonuses and grant some form of stock-based awards to company executives. All of the companies used by the Compensation Committee as the "peer group" for evaluating our executive officer compensation offer base salary, stock options and bonuses. Our salaries are at market levels. Importantly, we have emphasized the stock incentive portion in our efforts to attract and retain qualified executive officers. To date, we have lost no key people.

 As a new public company, the equity-based component of incentive plans have become a critical element in being able to attract the talent we need to continue our successful acquisitions and growth plans and the long-term objectives are promoted by executive management and approved by the Board.

 We believe that using stock options and performance-based bonuses match executive officers' interests with those of the stockholders. The market price of our stock must increase in order for an executive officer to receive the value of a stock option. Therefore, our operating goals and individual incentives will be targeted towards those activities that increase stockholder value. If CCIC does not perform, the options are of less value and performance-based bonuses are not paid.

 . Salaries. The annual salaries for executive officers for the following fiscal year are recommended by the Compensation Committee and approved by the Board. Recommendations for annual salaries for the executive officers other than the Chief Executive Officer are made by the Chief Executive Officer to the Compensation Committee, based on his first hand knowledge of the contribution of each executive officer to his or her respective area of concentration and responsibility. There is no precise test or formula by which the recommended salary is related to performance. Rather than follow such a rigid standard, the Committee believes that CCIC's interests are best served by having a flexible compensation policy that gives the Committee the leeway to fix compensation after considering the factors enumerated above and evaluating each situation as required.

 . Incentive Compensation. We have compensation arrangements for executive officers that includes annual cash bonuses for the achievement of certain performance targets such as the improvement of earnings before interest, taxes, depreciation and amortization. Achieving high standards of business performance are rewarded financially, and significant compensation is at risk if these high standards are not met. For executive officers, target cash bonuses approximate 50 to 100 percent of base salary.

 . Stock Options. Executive officers are granted discretionary annual incentive stock options pursuant to the 1995 Stock Option Plan. As in the case of salaries, the Compensation Committee does not use a precise test or formula of corporate performance in determining either the timing or number of shares subject to options to be granted.

 We have a discretionary strategic acquisition option bonus pool of up to 1.29% of the purchase price or deal value for major acquisitions, mergers, new business initiatives and similar transactions that are consistent with our mission statement and long-term business plans. The options are part of the 1995 Stock Option Plan and subject to review by the Compensation Committee. We contemplate that the options will generally be:

 . Granted subject to close of the applicable transaction

 . Priced at the fair market value at the close of business one day prior to the public announcement of the applicable transaction

 . Vested at the closing of the applicable transaction as to 33 1/3% of the option shares

 . Vested as to the remaining options over five years with accelerated vesting, in trauches, if certain price performance criteria for the Common Stock is obtained.

In summary, the Company has an appropriate and competitive compensation program, which is designed to increase stockholder value and attract and retain qualified executives.

                                               Jeffrey H. Schutz, Chairman
                                               Compensation Committee

Stockholder Return Performance Presentation

The following chart compares the yearly percentage change in the cumulative shareholder return on CCIC's Common Stock against the cumulative total return of the NASDAQ Market Index and SIC Code Index (Communications Services, NEC) for the period commencing August 18, 1998 and ended December 31, 1998.



       [STOCKHOLDER RETURN PERFORMANCE PRESENTATION CHART APPEARS HERE]

                        August 18, 1998         December 31, 1998
                        ---------------         -----------------
Crown Castle                  100                     180.77
SIC Code Index                100                     115.81
NASDAQ Market                 100                     147.73

IX. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires CCIC's directors and executive officers, and persons who own more than 10% of a registered class of CCIC's equity securities, to file with the SEC and the NASDAQ reports of ownership and changes in ownership of Common Stock and other equity securities of CCIC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on the review of copies of such reports furnished to us and written representations that no other reports were required, we believe that, during the 1998 fiscal year, all Section 16(a) filing requirements applicable to CCIC's executive officers, directors and greater than 10% beneficial owners were complied with except for potential filings by certain stockholders which may be deemed to be a 10% beneficial owner as a result of the Stockholders Agreement. Such stockholders are potentially members of a group for Section 16(a) reporting purposes and inadvertently failed to timely file Form 3 reports representing such ownership which potentially should have been filed at the time of CCIC's initial public offering of Common Stock in August 1998. The potential group of beneficial owners which may have failed to timely file a Form 3 consists of New York Life Insurance Company, American Home Assurance Company, PNC Venture Corp., Harvard Private Capital Holdings, Inc. Fay Richwhite Communications Limited, Prime VIII, L.P., The Northwestern Mutual Life Insurance Company, and certain of their affiliates. The delinquent Form 3 reports involve an aggregate of 13,587,395 shares of Common Stock and each of the delinquent stockholders holds an economic interest which is significantly less than 5% and is not entitled to designate a director under the Stockholders Agreement.

Stockholder Proposals for 2000 Annual Meeting

Stockholders may make nominations for directors and other proposals to be considered at the 2000 Annual Meeting provided such nominations and proposals are in accordance with CCIC's bylaws and involve proper matters for stockholder action. The Board has determined that the Annual Meeting date for 2000 will be Wednesday, April 26, 2000. To be included in the proxy statement and form of proxy for the 2000 Annual Meeting, stockholder proposals for the 2000 Annual Meeting must be received not less than 90 days (January 22, 2000) nor more than 120 days (December 28, 1999) of April 26, 2000 at CCIC's principal executive offices, 510 Bering, Suite 500, Houston, TX 77057; Attn: Corporate Secretary. If the 2000 Annual Meeting is advanced by more than 30 days, or delayed by more than 90 days, from April 26, 2000, the proposal must be delivered not earlier than the 120th day prior to the 2000 Annual Meeting and not later than the later of the 90th day prior to the 2000 Annual Meeting or the 10th day following a change announcement of the 2000 Annual Meeting date. The notice of nominations for the election of directors must set forth certain information concerning the stockholder giving the notice and each nominee. A copy of the applicable bylaw provision may be obtained, without charge, upon written request to the Corporate Secretary.

The 2000 Annual Meeting is scheduled for Wednesday, April 26, 2000.

Expenses Relating to this Proxy Solicitation

CCIC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, CCIC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. CCIC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of CCIC stock and obtaining the proxies of those owners. CCIC has retained ChaseMellon Shareholder Services of New York, NY to assist in the solicitation of proxies. CCIC will pay the cost of such assistance, which is estimated to be $5,000, plus reimbursement for out-of-pocket fees and expenses.

The Board invites you to attend the Annual Meeting in person. If you are unable to do so, please sign, date and return the enclosed proxy promptly in the enclosed envelope, so that your shares will be represented at the meeting.

                                               By Order of the Board of
                                                Directors,

                                               /s/ Kathy Glass Broussard
                                               Kathy Glass Broussard
                                               Corporate Secretary

     Principal Executive Offices                       Notice of
  Crown Castle International Corp.           Annual Meeting of Stockholders
        510 Bering, Suite 500                        April 28, 1999
          Houston, TX 77057                       and Proxy Statement


                        [CROWN CASTLE LOGO APPEARS HERE]

                       CROWN CASTLE INTERNATIONAL CORP.
                          510 BERING DRIVE, SUITE 500
                               HOUSTON, TX 77057

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Ted B. Miller, Jr. and Charles C. Green, III, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated hereon, all of the shares of the common stock of Crown Castle International Corp. (the "Company"), held of record by the undersigned on April 16, 1999, at the Annual Meeting of Stockholders of the Company to be held on May 25, 1999, and any adjournment(s) thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.


                   (To Be Dated And Signed On Reverse Side)

                            .FOLD AND DETACH HERE.

                                      FOR all nominees listed     WITHHOLD                                     FOR  AGAINST  ABSTAIN
PROPOSAL TO ELECT THREE (3)             (except as marked        AUTHORITY      2. Election of KPMG as         [ ]     [ ]     [ ]
DIRECTORS OF THE COMPANY TO              to the contrary)      to vote for all     auditor.
SERVE FOR A TERM OF THREE                                      nominees listed
YEARS OR UNTIL THEIR RESPEC-                 [ ]                    [ ]         3. Increase number of          [ ]     [ ]     [ ]
TIVE SUCCESSORS ARE ELECTED                                                        authorized shares
AND QUALIFIED.                                                                     pursuant to 1995 Stock
                                                                                   Option Plan as Amended
Carl Ferenbach, Jeffrey H. Schulz, Robert F. McKenzie                              (increasing from 18,000,000
                                                                                   to 28,000,000).
Instruction: To withhold authority to vote for any individual nominee, write
that nominee's name on the space provided below)                                4. IN THEIR DISCRETION, THE    [ ]     [ ]     [ ]
                                                                                   PROXIES ARE AUTHORIZED
                                                                                   TO VOTE UPON SUCH OTHER
________________________________________________                                   BUSINESS AS MAY PROPERLY
                                                                                   COME BEFORE THE MEETING.

                                                                                        Dated _________________________________ 1999

                                                                                        ____________________________________________
                                                                                        Signature

                                                                                        ____________________________________________
                                                                                        Signature if held jointly

                                                                    ______              Please sign this proxy as your name appears
                                                                          |             hereon. When shares are held by joint
                                                                          |             tenants, both should sign. When signing as
                                                                                        attorney, executor, administrator, trustee
                                                                                        or guardian, please give full title as such.
                                                                                        If a corporation, please sign in full
                                                                                        corporate name by the president or other
                                                                                        authorized officer. If a partnership, please
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED               sign in partnership name by authorized
ENVELOPE.                                                                               person.

                            .FOLD AND DETACH HERE.